                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               October 30, 1996


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


        DELAWARE                        0-21328                 76-0391720
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      (State or other             (Commission File No.)      (IRS Employer
       jurisdiction of                                        Identification
       incorporation)                                            Number)

                3400 AVENUE H, ROSENBERG, TEXAS                 77471-3808
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                (Address of principal executive offices)        (Zip Code)



      Registrant's telephone number, including area code: (713) 342-5571
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         (Former name or former address, if changed since last report)

Item 5.         Other Events
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        On October 30, 1996, the Registrant issued the earnings release attached as Exhibit 99 announcing the declaration of a cash dividend and earnings for the quarter ended September 30, 1996.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.         Financial Statements and Exhibits
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        (c)     Exhibits

                The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 EXHIBIT
 NUMBER                                         DESCRIPTION
----------                                      -----------

    99                          Earnings release, dated September 30, 1996

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORT BEND HOLDING CORP.


Date: November 4, 1996                  By:  /s/ LANE WARD
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                                           Lane Ward
                                           Vice Chairman, President and
                                             Chief Executive Officer